SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

Evergreen High Income Fund (“High Income Fund”); Evergreen VA High Income Fund (“VA High Income Fund”); Evergreen Select High Yield Bond Fund (“Select High Yield Fund”) (each, a “Fund”)

Disclosure regarding each Fund’s ability to invest in loans has been added as follows to each Fund’s prospectus:

The first paragraph in the section entitled “INVESTMENT STRATEGY” in High Income Fund’s prospectus is replaced with the following:

The Fund normally invests at least 65% of its assets in below investment grade quality bonds, debentures, loans, and other income-producing obligations (sometimes referred to as “junk bonds”), but may purchase securities of any quality. In addition, the Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities, but may not be as attractive to as many buyers. Security ratings are determined at the time of investment based on ratings received from a nationally recognized statistical ratings organization or, if not rated, determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the lowest rating of any one of these agencies is used to determine the rating. The Fund may retain any security whose rating has been upgraded after purchase if the Fund’s portfolio manager considers the retention advisable. The Fund may invest up to 35% of its total assets in bonds and loans rated investment grade (or unrated obligations determined by the Fund’s portfolio manager to be of comparable quality).

The first paragraph in the section entitled “INVESTMENT STRATEGY” in VA High Income Fund’s prospectus is replaced with the following:

The Fund invests in both low- and high-rated fixed-income securities.  Under normal circumstances, the Fund invests primarily in below investment grade quality fixed-income securities, including debt securities, loans, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income.

The first paragraph in the section entitled “INVESTMENT STRATEGY” in Select High Yield Fund’s prospectus is replaced with the following:

The Fund normally invests at least 80% of its assets in below investment grade quality U.S. dollar-denominated bonds, debentures, loans and other income-producing obligations (sometimes referred to as “junk bonds”). The Fund intends to emphasize securities rated B or higher by Standard & Poor’s Rating Services or Fitch IBCA, Inc. or B3 or higher by Moody’s Investors Services, Inc., although the Fund may invest in securities with any rating or unrated securities. Security ratings are determined at the time of investment based on ratings received from a nationally recognized statistical ratings organization or, if a security is not rated, determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the lowest rating of any one of these agencies is used to determine the rating. The Fund may retain any security whose rating has been upgraded after purchase if the Fund’s portfolio manager considers the retention advisable. The remaining 20% of the Fund’s assets may be represented by cash or invested in cash equivalents, shares of registered investment companies, investment grade bonds, debentures, loans, or other income producing securities. The Fund may invest up to 15% of its assets in foreign securities, including Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.

Additionally, the section entitled “INVESTMENT STRATEGY” in each Fund’s prospectus is amended to include the following:

The Fund may invest in loan participations and other direct claims against a borrower. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, or assignments or novations of, a loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower.

The section entitled “RISK FACTORS” in each Fund’s prospectus is amended to add the following risk references and disclosure:

Loan Risk

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest.   Borrowers may include corporate, governmental, or other borrowers.  Loans in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.  Market bids may be unavailable for loans from time to time; a Fund may find it difficult to establish a fair value for loans held by it.  If a Fund only acquires an assignment or a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.  In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights over against the borrower directly.    Many loans in which the Fund invests may be unrated, and the Adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.  Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  If a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

March 13, 2008